Exhibit 99.1
U.S. GLOBAL INVESTORS, INC.
401(K) PLAN

U.S. Global Investors, Inc. 401(k) Plan
ADOPTION AGREEMENT #005
NONSTANDARDIZED 401(k) PROFIT SHARING PLAN
     The undersigned, U.S. Global Investors, Inc. (“Employer”), by executing this Adoption Agreement, elects to establish a retirement plan and trust (“Plan”) under the Bank of Oklahoma, N.A. (basic plan document # 01). The Employer, subject to the Employer’s Adoption Agreement elections, adopts fully the Prototype Plan and Trust provisions. This Adoption Agreement, the basic plan document and any attached appendices or addenda, constitute the Employer’s entire plan and trust document. All section references within this Adoption Agreement are Adoption Agreement section references unless the Adoption Agreement or the context indicate otherwise. All article references are basic plan document and Adoption Agreement references as applicable. Numbers in parenthesis which follow headings are references to basic plan document sections. The Employer makes the following elections granted under the corresponding provisions of the basic plan document.
ARTICLE I
DEFINITIONS
1. PLAN (1.21). The name of the Plan as adopted by the Employer is U.S. Global Investors, Inc. 401(k) Plan.
2. TRUSTEE (1.33). The Trustee executing this Adoption Agreement is: (Choose one of (a), (b) or (c))
☐	(a)	A discretionary Trustee. See Plan Section 10.03[A].

☑	(b)	A nondiscretionary Trustee. See Plan Section 10.03[B].

☐	(c)	A Trustee under a separate trust agreement. See Plan Section 10.03[G].
3. EMPLOYEE (1.11). The following Employees are not eligible to participate in the Plan: (Choose (a) or one or more of (b) through (g) as applicable)
☐	(a)	No exclusions.

☐	(b)	Collective bargaining Employees.

☐	(c)	Nonresident aliens.

☑	(d)	Leased Employees.

☑	(e)	Reclassified Employees.

☐	(f)	Classifications: .

☐	(g)	Exclusions by types of contributions. The following classification(s) of Employees are not eligible for the specified contributions:
               Employee classification:
               Contribution type:
4. COMPENSATION (1.07). The Employer makes the following election(s) regarding the definition of Compensation for purposes of the contribution allocation formula under Article III: (Choose one of (a), (b) or (c))
☑	(a) W-2 wages increased by Elective Contributions.

☐	(b) Code §3401 (a) federal income tax withholding wages increased by Elective Contributions.

☐	(c) 415 compensation.
[Note: Each of the Compensation definitions in (a), (b) and (c) includes Elective Contributions. See Plan Section 1.07(D). To exclude Elective Contributions, the Employer must elect (g).]
Compensation taken into account. For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will determine the allocation of Employer contributions (excluding deferral contributions) by taking into account: (Choose one of (d) or (e))
☐	(d) Plan Year. The Employee’s Compensation for the entire Plan Year.

☑	(e) Compensation while a Participant. The Employee’s Compensation only for the portion of the Plan Year in which the Employee actually is a Participant.
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U.S. Global Investors, Inc. 401(k) Plan
Modifications to Compensation definition. The Employer elects to modify the Compensation definition elected in (a), (b) or (c) as follows. (Choose one or more of (f) through (n) as applicable. If the Employer elects to allocate its nonelective contribution under Plan Section 3.04 using permitted disparity, (i), (j), (k) and (l) do not apply):
☐	(f) Fringe benefits. The Plan excludes all reimbursements or other expense allowances, fringe benefits (cash and noncash), moving expenses, deferred compensation and welfare benefits.

☐	(g) Elective Contributions. The Plan excludes a Participant’s Elective Contributions. See Plan Section 1.07(D).

☐	(h) Exclusion. The Plan excludes Compensation in excess of: .

☐	(i) Bonuses. The Plan excludes bonuses

☐	(j) Overtime. The Plan excludes overtime.

☐	(k) Commissions. The Plan excludes commissions.

☐	(l) Nonelective contributions. The following modifications apply to the definition of Compensation for nonelective contributions: .

☑	(m) Deferral contributions. The following modifications apply to the definition of Compensation for deferral contributions: the Plan excludes discretionary bonuses paid on a net basis and compensation generated as a result of exercise of stock options.

☐	(n) Matching contributions. The following modifications apply to the definition of Compensation for matching contributions: .
5. PLAN YEAR/LIMITATION YEAR (1.24). Plan Year and Limitation Year mean the 12-consecutive month period (except for a short Plan Year) ending every: (Choose (a) or (b). Choose (c) if applicable)
☑	(a) December 31.

☐	(b) Other: _________.

☑	(c) Short Plan Year: commencing on: July 1, 2000 and ending on: December 31, 2000.
6. EFFECTIVE DATE (1.10). The Employer’s adoption of the Plan is a: (Choose one of (a) or (b))
☐	(a) New Plan. The Effective Date of the Plan is: .

☑	(b) Restated Plan. The restated Effective Date is: January 1, 1997 (GUST)

This Plan is an amendment and restatement of an existing retirement plan(s) originally established effective as of:

October 1, 1990 for U.S. Global Investors, Inc. 401(k) Plan and July 1, 1993 for U.S. Global Investors, Inc. Profit Sharing Plan.
7. HOUR OF SERVICE/ELAPSED TIME METHOD (1.15). The crediting method for Hours of Service is: (Choose one or more of (a) through (d) as applicable)
☑	(a) Actual Method. See Plan Section 1.15(B).

☐	(b) Equivalency Method. The Equivalency Method is: . [Note: Insert “daily,” “weekly,” “semi-monthly payroll periods” or “monthly.”] See Plan Section 1.15(C).

☐	(c) Combination Method. In lieu of the Equivalency Method specified in (b), the Actual Method applies for purposes of: ______.

☐	(d) Elapsed Time Method. In lieu of crediting Hours of Service, the Elapsed Time Method applies for purposes of crediting Service for: (Choose one or more of (1), (2) or (3) as applicable)
☐	(1) Eligibility under Article II.

☐	(2) Vesting under Article V.

☐	(3) Contribution allocations under Article III.
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U.S. Global Investors, Inc. 401(k) Plan
8. PREDECESSOR EMPLOYER SERVICE (1.30). In addition to the predecessor service the Plan must credit by reason of Section 1.30 of the Plan, the Plan credits as Service under this Plan, service with the following predecessor employer(s): N/A
[Note: If the Plan does not credit any additional predecessor service under this Section 1.30, insert “N/A” in the blank line. The Employer also may elect to credit predecessor service with specified Participating Employers only. See the Participation Agreement.] Service with the designated predecessor employer(s) applies: (Choose one or more of (a) through (d) as applicable)
☐	(a) Eligibility. For eligibility under Article II. See Plan Section 1.30 for time of Plan entry.

☐	(b) Vesting. For vesting under Article V.

☐	(c) Contribution allocation. For contribution allocations under Article III.

☐	(d) Exceptions. Except for the following Service: .
ARTICLE II
ELIGIBILITY REQUIREMENTS
9. ELIGIBILITY (2.01).
Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose one or more of (a) through (e) as applicable) [Note: If the Employer does not elect (c), the Employer’s elections under (a) and (b) apply to all types of contributions. The Employer as to deferral contributions may not elect (b)(2) and may not elect more than 12 months in (b)(4) and (b)(5).]
☐	(a) Age. Attainment of age (not to exceed age 21).

☑	(b) Service. Service requirement. (Choose one of (1) through (5))
☐	(1) One Year of Service.

☐	(2) Two Years of Service, without an intervening Break in Service. See Plan Section 2.03(A).

☐	(3) One Hour of Service (immediate completion of Service requirement). The Employee satisfies the Service requirement on his/her Employment Commencement Date.

☐	(4) months (not exceeding 24).

☑	(5) An Employee must complete 500 Hours of Service within the six month time period following the Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]
☐	(c) Alternative 401(k)/401(m) eligibility conditions. In lieu of the elections in (a) and (b), the Employer elects the following eligibility conditions for the following types of contributions: (Choose (1) or (2) or both if the Employer wishes to impose less restrictive eligibility conditions for deferral/Employee contributions or for matching contributions)
(1) ☐	Deferral/Employee contributions: (Choose one of a through d. Choose e. if applicable)

a. ☐	One Year of Service

b. ☐	One Hour of Service (immediate completion of Service requirement)

c. ☐	months (not exceeding 12)

d. ☐	An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 12 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]

e. ☐	Age (not exceeding age 21)

(2) ☐	Matching contributions: (Choose one of f. through i. Choose j. if applicable)
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U.S. Global Investors, Inc. 401 (k) Plan
f. ☐	One Year of Service

g. ☐	One Hour of Service (immediate completion of Service requirement)

h. ☐	months (not exceeding 24)

i. ☐	An Employee must complete Hours of Service within the time period following an Employee’s Employment Commencement Date. If an Employee does not complete the stated Hours of Service during the specified time period (if any), the Employee is subject to the One Year of Service requirement. [Note: The number of hours may not exceed 1,000 and the time period may not exceed 24 months. If the Plan does not require the Employee to satisfy the Hours of Service requirement within a specified time period, insert “N/A” in the second blank line.]

j. ☐	Age (not exceeding age 21)
☐	(d) Service requirements: .

[Note: Any Service requirement the Employer elects in (d) must be available under other Adoption Agreement elections or a combination thereof.]

☐	(e) Dual eligibility. The eligibility conditions of this Section 2.01 apply solely to an Employee employed by the Employer after . If the Employee was employed by the Employer by the specified date, the Employee will become a Participant on the latest of: (i) the Effective Date; (ii) the restated Effective Date; (iii) the Employee’s Employment Commencement Date; or (iv) on the date the Employee attains age (not exceeding age 21).
Plan Entry Date. “Plan Entry Date” means the Effective Date and: (Choose one of (f) through (j). Choose (k) if applicable) [Note: If the Employer does not elect (k), the elections under (f) through (j) apply to all types of contributions. The Employer must elect at least one Entry Date per Plan Year.]
☐	(f) Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.

☐	(g) The first day of the Plan Year.

☐	(h) Employment Commencement Date (immediate eligibility).

☑	(i) The first day of each: Plan Year Quarter (e.g., “Plan Year quarter”).

☐	(j) The following Plan Entry Dates: .

☐	(k) Alternative 401(k)/401(m) Plan Entry Date(s). For the alternative 401(k)/401(m) eligibility conditions under (c), Plan Entry Date means: (Choose (1) or (2) or both as applicable)
(1)	☐ Deferral/Employee contributions (Choose one of a. through d.)
a.	☐ Semi-annual Entry Dates

b.	☐ The first day of the Plan Year

c.	☐ Employment Commencement Date (immediate eligibility)

d.	☐ The first day of each:
(2)	☐ Matching contributions (Choose one of e. through h.)
e.	☐ Semi-annual Entry Dates

f.	☐ The first day of the Plan Year

g.	☐ Employment Commencement Date (immediate eligibility)

h.	☐ The first day of each:
Time of participation. An Employee will become a Participant, unless excluded under Section 1.11, on the Plan Entry Date (if employed on that date): (Choose one of (I), (m) or (n). Choose (o) if applicable): [Note: If the Employer does not elect (o), the election under (I), (m) or (n) applies to all types of contributions.]
☑	(l) Immediately following or coincident with

☐	(m) Immediately preceding or coincident with

☐	(n) Nearest

☐	(o) Alternative 401 (k)/401 (m) election(s): (Choose (1) or (2) or both as applicable)
(1)	☐ Deferral contributions
a.	☐ Immediately following or coincident with
(2)	☐ Matching contributions (Choose one of b., c. or d.)
b.	☐ Immediately following or coincident with

c.	☐ Immediately preceding or coincident with

d.	☐ Nearest
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U.S. Global Investors, Inc. 401(k) Plan
the date the Employee completes the eligibility conditions described in this Section 2.01. [Note: Unless otherwise excluded under Section 1.11, an Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code §410(a); or (2) 6 months after the date the Employee completes those requirements.]
10. YEAR OF SERVICE — ELIGIBILITY (2.02). (Choose (a) and (b) as applicable): [Note: If the Employer does not elect a Year of Service condition or elects the Elapsed Time Method, the Employer should not complete (a) or (b).]
☑	(a) Year of Service. An Employee must complete 1000 Hour(s) of Service during an eligibility computation period to receive credit for a Year of Service under Article II: [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

☑	(b) Eligibility computation period. After the initial eligibility computation period described in Plan Section 2.02, the Plan measures the eligibility computation period as: (Choose one of (1) or (2))
☑	(1) The Plan Year beginning with the Plan Year which includes the first anniversary of the Employee’s Employment Commencement Date.

☐	(2) The 12-consecutive month period beginning with each anniversary of the Employee’s Employment Commencement Date.
11. PARTICIPATION — BREAK IN SERVICE (2.03) The one year hold-out rule described in Plan Section 2.03(B): (Choose one of (a), (b) or (c))
☑	(a) Not applicable. Does not apply to the Plan.

☐	(b) Applicable. Applies to the Plan and to all Participants.

☐	(c) Limited application. Applies to the Plan, but only to a Participant who has incurred a Separation from Service.
12. ELECTION NOT TO PARTICIPATE (2.06) The Plan: (Choose one of (a) or (b))
☑	(a) Election not permitted. Does not permit an eligible Employee to elect not to participate.

☐	(b) Irrevocable election. Permits an Employee to elect not to participate if the Employee makes a one-time irrevocable election prior to the Employee’s Plan Entry Date.
ARTICLE III
EMPLOYER CONTRIBUTIONS, DEFERRAL CONTRIBUTIONS AND FORFEITURES
13. AMOUNT AND TYPE (3.01). The amount and type(s) of the Employer’s contribution to the Trust for a Plan Year or other specified period will equal: (Choose one or more of (a) through (f) as applicable)
☑	(a) Deferral contributions (401(k) arrangement). The dollar or percentage amount by which each Participant has elected to reduce his/her Compensation, as provided in the Participant’s salary reduction agreement and in accordance with Section 3.02.

☑	(b) Matching contributions (other than safe harbor matching contributions under Section 3.01(d)). The matching contributions made in accordance with Section 3.03.

☑	(c) Nonelective contributions (profit sharing). The following nonelective contribution (Choose (1) or (2) or both as applicable) [Note: The Employer may designate as a qualified nonelective contribution, all or any portion of its nonelective contribution See Plan Section 3.04(F).]
☑	(1) Discretionary. An amount the Employer in its sole discretion may determine.

☐	(2) Fixed. The following amount:
☑	(d) 401 (k) safe harbor contributions. The following 401 (k) safe harbor contributions described in Plan Section 14.02(D): (Choose one of (1), (2) or (3). Choose (4), if applicable)
☐	(1) Safe harbor nonelective contribution. The safe harbor nonelective contribution equals % of a Participant’s Compensation [Note: the amount in the blank must be at least 3%.].

☑	(2) Basic safe harbor matching contribution. A matching contribution equal to 100% of each Participant’s deferral contributions not exceeding 3% of the Participant’s Compensation, plus 50% of each Participant’s deferral contributions in excess of 3% but not in excess of 5% of the Participant’s Compensation. For this
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U.S. Global Investors, Inc. 401(k) Plan
purpose, “Compensation” means Compensation for: per pay period. [Note: The Employer must complete the blank line with the applicable time period for computing the Employer’s basic safe harbor match, such as “each payroll period,” “each month,” “each Plan Year quarter” or “the Plan Year”.]
☐	(3) Enhanced safe harbor matching contribution. (Choose one of a. or b.).
☐	a. Uniform percentage. An amount equal to ____% of each Participant’s deferral contributions not exceeding ____% of the Participant’s Compensation. For this purpose, “Compensation” means Compensation for: . [See the Note in (d)(2).]

☐	b. Tiered formula. An amount equal to the specified matching percentage for the corresponding level of each Participant’s deferral contribution percentage. For this purpose, “Compensation” means Compensation for: _________ [See the Note in (d)(2).]

Deferral Contribution Percentage	Matching Percentage

_________	_________
_________	_________
_________	_________
[Note: The matching percentage may not increase as the deferral contribution percentage increases and the enhanced matching formula otherwise must satisfy the requirements of Code §§401(k)(12)(B)(ii) and (iii). If the Employer wishes to avoid ACP testing on its enhanced safe harbor matching contribution, the Employer also must limit deferral contributions taken into account (the “Deferral Contribution Percentage”) for the matching contribution to 6% of Plan Year Compensation.]
☐	(4) Another plan. The Employer will satisfy the 401(k) safe harbor contribution in the following plan: _______.
☐	(e) Davis-Bacon contributions. The amount(s) specified for the applicable Plan Year or other applicable period in the Employer’s Davis-Bacon contract(s). The Employer will make a contribution only to Participants covered by the contract and only with respect to Compensation paid under the contract. If the Participant accrues an allocation of nonelective contributions (including forfeitures) under the Plan in addition to the Davis-Bacon contribution, the Plan Administrator will: (Choose one of (1) or (2))
☐	(1) Not reduce the Participant’s nonelective contribution allocation by the Davis-Bacon contribution.

☐	(2) Reduce the Participant’s nonelective contribution allocation by the Davis-Bacon contribution.
☐	(f) Frozen Plan. This Plan is a frozen Plan effective: _______. For any period following the specified date, the Employer will not contribute to the Plan, a Participant may not contribute and an otherwise eligible Employee will not become a Participant in the Plan.
14. DEFERRAL CONTRIBUTIONS (3.02). The following limitations and terms apply to an Employee’s deferral contributions: (If the Employer elects Section 3.01(a), the Employer must elect (a). Choose (b) or (c) as applicable)
☑	(a) Limitation on amount. An Employee’s deferral contributions are subject to the following limitation(s) in addition to those imposed by the Code: (Choose (1), (2) or (3) as applicable)
☐	(1) Maximum deferral amount: .

☐	(2) Minimum deferral amount: .

☑	(3) No limitations.
For the Plan Year in which an Employee first becomes a Participant, the Plan Administrator will apply any percentage limitation the Employer elects in (1) or (2) to the Employee’s Compensation: (Choose one of (4) or (5) unless the Employer elects (3))
☐	(4) Only for the portion of the Plan Year in which the Employee actually is a Participant.

☐	(5) For the entire Plan Year.
☑	(b) Negative deferral election. The Employer will withhold 2% from the Participant’s Compensation unless the Participant elects a lesser percentage (including zero) under his/her salary reduction agreement. See Plan Section 14.02(C). The negative election will apply to: (Choose one of (1) or (2))
☐	(1) All Participants who have not deferred at least the automatic deferral amount as of: ______.

☑	(2) Each Employee whose Plan Entry Date is on or following the negative election effective date.
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U.S. Global Investors, Inc. 401(k) Plan
☐	(c) Cash or deferred contributions. For each Plan Year for which the Employer makes a designated cash or deferred contribution under Plan Section 14.02(B), a Participant may elect to receive directly in cash not more than the following portion (or, if less, the 402(g) limitation) of his/her proportionate share of that cash or deferred contribution: (Choose one of (1) or (2))
☐	(1) All or any portion.

☐	(2) %.
Modification/revocation of salary reduction agreement. A Participant prospectively may modify or revoke a salary reduction agreement, or may file a new salary reduction agreement following a prior revocation, at least once per Plan Year or during any election period specified by the basic plan document or required by the Internal Revenue Service. The Plan Administrator also may provide for more frequent elections in the Plan’s salary reduction agreement form.
15. MATCHING CONTRIBUTIONS (INCLUDING ADDITIONAL SAFE HARBOR MATCH UNDER PLAN SECTION 14.02(D)(3)) (3.03). The Employer matching contribution is: (If the Employer elects Section 3.01(b). the Employer must elect one or more of (a), (b) or (c) as applicable. Choose (d) if applicable)
☐	(a) Fixed formula. An amount equal to _______% of each Participant’s deferral contributions.

☑	(b) Discretionary formula. An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant’s deferral contributions. The Employer, in its sole discretion, may designate as a qualified matching contribution, all or any portion of its discretionary matching contribution. The portion of the Employer’s discretionary matching contribution for a Plan Year not designated as a qualified matching contribution is a regular matching contribution.

☐	(c) Multiple level formula. An amount equal to the following percentages for each level of the Participant’s deferral contributions. [Note: The matching percentage only will apply to deferral contributions in excess of the previous level and not in excess of the stated deferral contribution percentage.]

Deferral Contributions	Matching Percentage

_________	_________
_________	_________
_________	_________
☐	(d) Related Employers. If two or more Related Employers contribute to this Plan, the Plan Administrator will allocate matching contributions and matching contribution forfeitures only to the Participants directly employed by the contributing Employer. The matching contribution formula for the other Related Employer(s) is: . [Note: If the Employer does not elect (d), the Plan Administrator will allocate all matching contributions and matching forfeitures without regard to which contributing Related Employer directly employs the Participant.]
Time period for matching contributions. The Employer will determine its matching contribution based on deferral contributions made during each: (Choose one of (e) through (h))
☐	(e) Plan Year.

☐	(f) Plan Year quarter.

☑	(g) Payroll period.

☐	(h) Alternative time period: . [Note: Any alternative time period the Employer elects in (h) must be the same for all Participants and may not exceed the Plan Year.]
Deferral contributions taken into account. In determining a Participant’s deferral contributions taken into account for the above-specified time period under the matching contribution formula, the following limitations apply: (Choose one of (i), (j) or (k))
☐	(i) All deferral contributions. The Plan Administrator will take into account all deferral contributions.

☑	(j) Specific limitation. The Plan Administrator will disregard deferral contributions exceeding 6% of the Participant’s Compensation. [Note: To avoid the ACP test in a safe harbor 401(k) plan, the Employer must limit deferrals and Employee contributions which are subject to match to 6% of Plan Year Compensation.]

☐	(k) Discretionary. The Plan Administrator will take into account the deferral contributions as a percentage of the Participant’s Compensation as the Employer determines.
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U.S. Global Investors, Inc. 401(k) Plan
Other matching contribution requirements. The matching contribution formula is subject to the following additional requirements: (Choose (l) or (m) or both if applicable)
☑	(l) Matching contribution limits. A Participant’s matching contributions may not exceed: (Choose one of (1) or (2))
☐	(1) .[Note: The Employer may elect (1) to place an overall dollar or percentage limit on matching contributions.]

☑	(2) 4% of a Participant’s Compensation for the Plan Year under the discretionary matching contribution formula. [Note: The Employer must elect (2) if it elects a discretionary matching formula with the safe harbor 401(k) contribution formula and wishes to avoid the ACP test.]
☐	(m) Qualified matching contributions. The Plan Administrator will allocate as qualified matching contributions, the matching contributions specified in Adoption Agreement Section: ______. The Plan Administrator will allocate all other matching contributions as regular matching contributions. [Note: If the Employer elects two matching formulas, the Employer may use (m) to designate one of the formulas as a qualified matching contribution.]
16. CONTRIBUTION ALLOCATION (3.04).
Employer nonelective contributions (3.04(A)). The Plan Administrator will allocate the Employer’s nonelective contribution under the following contribution allocation formula: (Choose one of (a), (b) or (c). Choose (d) if applicable)
☐	(a) Nonintegrated (pro rata) allocation formula.

☑	(b) Permitted disparity. The following permitted disparity formula and definitions apply to the Plan: (Choose one of (1) or (2), Also choose (3))
☑	(1) Two-tiered allocation formula.

☐	(2) Four-tiered allocation formula.

☑	(3) For purposes of Section 3.04(b), “Excess Compensation” means Compensation in excess of: (Choose one of a. or b.)
☑	a. 100% of the taxable wage base in effect on the first day of the Plan Year, rounded to the next highest $ NA (not exceeding the taxable wage base).

☐	b. The following integration level: . [Note: The integration level cannot exceed the taxable wage base in effect for the Plan Year for which this Adoption Agreement first is effective.]
☐	(c) Uniform points allocation formula. Under the uniform points allocation formula, a Participant receives: (Choose (1) or both (1) and (2) as applicable)
☐	(1) point(s) for each Year of Service. Year of Service means: ______.

☐	(2) One point for each $ [not to exceed $200] increment of Plan Year Compensation.
☐	(d) Incorporation of contribution formula. The Plan Administrator will allocate the Employer’s nonelective contribution under Section(s) 3.01(c)(2), (d)(1) or (e) in accordance with the contribution formula adopted by the Employer under that Section.
Qualified nonelective contributions. (3.04(F)). The Plan Administrator will allocate the Employer’s qualified nonelective contributions to: (Choose one of (e) or (f))
☑	(e) Nonhighly compensated Employees only.

☐	(f) All Participants.
Related Employers. (Choose (g) if applicable)
☐	(g) Allocate only to directly employed Participants. If two or more Related Employers adopt this Plan, the Plan Administrator will allocate all nonelective contributions and forfeitures attributable to nonelective contributions only to the Participants directly employed by the contributing Employer. If a Participant receives Compensation from more than one contributing Employer, the Plan Administrator will determine the allocations under this Section 3.04 by prorating the Participant’s Compensation between or among the participating Related Employers [Note: If the Employer does not elect 3.04(g), the Plan Administrator will allocate all nonelective contributions and
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U.S. Global Investors, Inc. 401(k) Plan
forfeitures without regard to which contributing Related Employer directly employs the Participant. The Employer may not elect 3.04(g) under a safe harbor 401(k) Plan.]
17. FORFEITURE ALLOCATION (3.05). The Plan Administrator will allocate a Participant forfeiture: (Choose one or more of (a), (b) or (c) as applicable) [Note: Even if the Employer elects immediate vesting, the Employer should complete Section 3.05. See Plan Section 9.11.]
☑	(a) Matching contribution forfeitures. To the extent attributable to matching contributions: (Choose one of (1) through (4))
☐	(1) As a discretionary matching contribution.

☑	(2) To reduce matching contributions.

☐	(3) As a discretionary nonelective contribution.

☐	(4) To reduce nonelective contributions.
☑	(b) Nonelective contribution forfeitures. To the extent attributable to Employer nonelective contributions: (Choose one of (1) through (4))
☐	(1) As a discretionary nonelective contribution.

☐	(2) To reduce nonelective contributions.

☐	(3) As a discretionary matching contribution.

☑	(4) To reduce matching contributions.
☐	(c) Reduce administrative expenses. First to reduce the Plan’s ordinary and necessary administrative expenses for the Plan Year and then allocate any remaining forfeitures in the manner described in Sections 3.05(a) or (b) as applicable.
Timing of forfeiture allocation. The Plan Administrator will allocate forfeitures under Section 3.05 in the Plan Year: (Choose one of (d) or (e))
☑	(d) In which the forfeiture occurs.

☐	(e) Immediately following the Plan Year in which the forfeiture occurs.
18. ALLOCATION CONDITIONS (3.06).
Allocation conditions. The Plan does not apply any allocation conditions to deferral contributions, 401 (k) safe harbor contributions (under Section 3.01(d)) or to Davis-Bacon contributions (except as the Davis-Bacon contract provides). To receive an allocation of matching contributions, nonelective contributions, qualified nonelective contributions or Participant forfeitures, a Participant must satisfy the following allocation condition(s): (Choose one or more of (a) through (i) as applicable)
☐	(a) Hours of Service condition. The Participant must complete at least the specified number of Hours of Service (not exceeding 1,000) during the Plan Year: _________.

☑	(b) Employment condition. The Participant must be employed by the Employer on the last day of the plan year (designate time period).

☐	(c) No allocation conditions.

☐	(d) Elapsed Time Method. The Participant must complete at least the specified number (not exceeding 182) of consecutive calendar days of employment with the Employer during the Plan Year: _________.

☐	(e) Termination of Service/501 Hours of Service coverage rule. The Participant either must be employed by the Employer on the last day of the Plan Year or must complete at least 501 Hours of Service during the Plan Year. If the Plan uses the Elapsed Time Method of crediting Service, the Participant must complete at least 91 consecutive calendar days of employment with the Employer during the Plan Year.

☐	(f) Special allocation conditions for matching contributions. The Participant must complete at least _________ Hours of Service during the _________ (designate time period) for the matching contributions made for that time period.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401(k) Plan
☑	(g) Death, Disability or Normal Retirement Age. Any condition specified in Section 3.06 (b) applies if the Participant incurs a Separation from Service during the Plan Year on account of: Death, Disability or Normal Retirement Age (e.g., death, Disability or Normal Retirement Age).

☑	(h) Suspension of allocation conditions for coverage. The suspension of allocation conditions of Plan Section 3.06(E) applies to the Plan.

☑	(i) Limited allocation conditions. The Plan does not impose an allocation condition for the following types of contributions: Employer Matching Contribution. [Note: Any election to limit the Plan’s allocation conditions to certain contributions must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]
ARTICLE IV
PARTICIPANT CONTRIBUTIONS
19. EMPLOYEE (AFTER TAX) CONTRIBUTIONS (4.02). The following elections apply to Employee contributions: (Choose one of (a) or (b). Choose (c) if applicable)
☑	(a) Not permitted. The Plan does not permit Employee contributions.

☐	(b) Permitted. The Plan permits Employee contributions subject to the following limitations: _________.
[Note: Any designated limitation(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]

☐	(c) Matching contribution. For each Plan Year, the Employer’s matching contribution made with respect to Employee contributions is: _________.
ARTICLE V
VESTING REQUIREMENTS
20. NORMAL/EARLY RETIREMENT AGE (5.01). A Participant attains Normal Retirement Age (or Early Retirement Age, if applicable) under the Plan on the following date: (Choose one of (a) or (b), Choose (c) if applicable)
☑	(a) Specific age. The date the Participant attains age 65. [Note: The age may not exceed age 65.]

☐	(b) Age/participation. The later of the date the Participant attains _________ years of age or the _________ anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan. [Note: The age may not exceed age 65 and the anniversary may not exceed the 5th.]

☑	(c) Early Retirement Age. Early Retirement Age is the later of: (i) the date a Participant attains age 55 or (ii) the date a Participant reaches his/her 5th anniversary of the first day of the Plan Year in which the Participant commenced participation in the Plan.
21. PARTICIPANT’S DEATH OR DISABILITY (5.02). The 100% vesting rule under Plan Section 5.02 does not apply to: (Choose (a) or (b) or both as applicable)
☐	(a) Death.

☐	(b) Disability.
22. VESTING SCHEDULE (5.03). A Participant has a 100% Vested interest at all times in his/her deferral contributions, qualified nonelective contributions, qualified matching contributions, 401(k) safe harbor contributions and Davis-Bacon contributions (unless otherwise indicated in (f)). The following vesting schedule applies to Employer regular matching contributions and to Employer nonelective contributions: (Choose (a) or choose one or more of (b) through (f) as applicable)
☑	(a) Immediate vesting. 100% Vested at all times. [Note: The Employer must elect (a) if the Service condition under Section 2.01 exceeds One Year of Service or more than twelve months.]

☐	(b) Top-heavy vesting schedules. [Note: The Employer must choose one of (b)(1), (2) or (3) if it does not elect (a).]
☐	(1) 6-year graded as specified in the Plan.

☐	(2) 3-year cliff as specified in the Plan.

☐	(3) Modified top-heavy schedule
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401(k) Plan

Years of	Vested
Service	Percentage
Less than 1	___	%
1	___	%
2	___	%
3	___	%
4	___	%
5	___	%
6 or more	100%
☐	(c) Non-top-heavy vesting schedules. [Note: The Employer may elect one of (c)(1), (2) or (3) in addition to (b).]
☐	(1) 7-year graded as specified in the Plan.

☐	(2) 5-year cliff as specified in the Plan.

☐	(3) Modified non-top-heavy schedule

Years of	Vested
Service	Percentage
Less than 1	___	%
1	___	%
2	___	%
3	___	%
4	___	%
5	___	%
6	___	%
7 or more	100%
If the Employer does not elect (c), the vesting schedule elected in (b) applies to all Plan Years. [Note: The modified top-heavy schedule of (b)(3) must satisfy Code §416. If the Employer elects (c)(3), the modified non-top-heavy schedule must satisfy Code §411 (a)(2).]
☐	(d) Separate vesting election for regular matching contributions. In lieu of the election under (a), (b) or (c), the following vesting schedule applies to a Participant’s regular matching contributions: (Choose one of (1) or (2))
☐	(1) 100% Vested at all times.

☐	(2) Regular matching vesting schedule: _________. [Note: The vesting schedule completed under (d)(2) must comply with Code §411(a)(4).]
☐	(e) Application of top-heavy schedule. The non-top-heavy schedule elected under (c) applies in all Plan Years in which the Plan is not a top-heavy plan. [Note: If the Employer does not elect (e), the top-heavy vesting schedule will apply for the first Plan Year in which the Plan is top-heavy and then in all subsequent Plan Years.]

☐	(f) Special vesting provisions: ___________. [Note: Any special vesting provision must satisfy Code §411(a). Any special vesting provision must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4).]
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401 (k) Plan
23. YEAR OF SERVICE — VESTING (5.06). (Choose (a) and (b)): [Note: If the Employer elects the Elapsed Time Method or elects immediate vesting, the Employer should not complete (a) or (b).]
☐	(a) Year of Service. An Employee must complete at least _________ Hours of Service during a vesting computation period to receive credit for a Year of Service under Article V. [Note: The number may not exceed 1,000. If left blank, the requirement is 1,000.]

☐	(b) Vesting computation period. The Plan measures a Year of Service on the basis of the following 12-consecutive month period: (Choose one of (1) or (2))
☐	(1) Plan Year.

☐	(2) Employment year (anniversary of Employment Commencement Date).
24. EXCLUDED YEARS OF SERVICE — VESTING (5.08). The Plan excludes the following Years of Service for purposes of vesting: (Choose (a) or choose one or more of (b) through (f) as applicable)
☐	(a) None. None other than as specified in Plan Section 5.08(a).

☐	(b) Age 18. Any Year of Service before the Year of Service during which the Participant attained the age of 18.

☐	(c) Prior to Plan establishment. Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.

☐	(d) Parity Break in Service. Any Year of Service excluded under the rule of parity. See Plan Section 5.10.

☐	(e) Prior Plan terms. Any Year of Service disregarded under the terms of the Plan as in effect prior to this restated Plan.

☐	(f) Additional exclusions. Any Year of Service before: ___.
[Note: Any exclusion specified under (f) must comply with Code §411(a)(4). Any exclusion must be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4). If the Employer elects immediate vesting, the Employer should not complete Section 5.08.]
ARTICLE VI
DISTRIBUTION OF ACCOUNT BALANCE
25. TIME OF PAYMENT OF ACCOUNT BALANCE (6.01). The following time of distribution elections apply to the Plan:
Separation from Service/Vested Account Balance not exceeding $5,000. Subject to the limitations of Plan Section 6.01(A)(1), the Trustee will distribute in a lump sum (regardless of the Employer’s election under Section 6.04) a separated Participant’s Vested Account Balance not exceeding $5,000: (Choose one of (a) through (d))
☑	(a) Immediate. As soon as administratively practicable following the Participant’s Separation from Service.

☐	(b) Designated Plan Year. As soon as administratively practicable in the _________ Plan Year beginning after the Participant’s Separation from Service.

☐	(c) Designated Plan Year quarter. As soon as administratively practicable in the _________ Plan Year quarter beginning after the Participant’s Separation from Service.

☐	(d) Designated distribution. As soon as administratively practicable in the: _________ following the Participant’s Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4).]
Separation from Service/Vested Account Balance exceeding $5,000. A separated Participant whose Vested Account Balance exceeds $5,000 may elect to commence distribution of his/her Vested Account Balance no earlier than: (Choose one of (e) through (i). Choose (j) if applicable)
☑	(e) Immediate. As soon as administratively practicable following the Participant’s Separation from Service.

☐	(f) Designated Plan Year. As soon as administratively practicable in the _________ Plan Year beginning after the Participant’s Separation from Service.

☐	(g) Designated Plan Year quarter. As soon as administratively practicable in the _________ Plan Year quarter following the Plan Year quarter in which the Participant elects to receive a distribution.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401 (k) Plan
☐	(h) Normal Retirement Age. As soon as administratively practicable after the close of the Plan Year in which the Participant attains Normal Retirement Age and within the time required under Plan Section 6.01 (A)(2).

☐	(i) Designated distribution. As soon as administratively practicable in the: _________ following the Participant’s Separation from Service. [Note: The designated distribution time must be the same for all Participants, be definitely determinable, not discriminate in favor of Highly Compensated Employees and not violate Code §401 (a)(4).]

☐	(j) Limitation on Participant’s right to delay distribution. A Participant may not elect to delay commencement of distribution of his/her Vested Account Balance beyond the later of attainment of age 62 or Normal Retirement Age. [Note: If the Employer does not elect (j), the Plan permits a Participant who has Separated from Service to delay distribution until his/her required beginning date. See Plan Section 6.01(A)(2).]
Participant elections prior to Separation from Service. A Participant, prior to Separation from Service may elect any of the following distribution options in accordance with Plan Section 6.01(C). (Choose (k) or choose one or more of (I) through (o) as applicable). [Note: If the Employer elects any in-service distributions option, a Participant may elect to receive one in-service distribution per Plan Year unless the Plan’s in-service distribution form provides for more frequent in-service distributions.]
☐	(k) None. A Participant does not have any distribution option prior to Separation from Service, except as may be provided under Plan Section 6.01(C).

☑	(I) Deferral contributions. Distribution of all or any portion (as permitted by the Plan) of a Participant’s Account Balance attributable to deferral contributions if: (Choose one or more of (1), (2) or (3) as applicable)
☑	(1) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11 (A).

☑	(2) Age. The Participant has attained age 59 1/2 (Must be at least age 59 1/2).

☑	(3) Disability. The Participant has incurred a Disability.
☑	(m) Qualified nonelective contributions/qualified matching contributions/safe harbor contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to qualified nonelective contributions, to qualified matching contributions, or to 401 (k) safe harbor contributions if: (Choose (1) or (2) or both as applicable)
☑	(1) Age. The Participant has attained age 59 1/2 (Must be at least age 59 1/2).

☑	(2) Disability. The Participant has incurred a Disability.
☑	(n) Nonelective contributions/regular matching contributions. Distribution of all or any portion of a Participant’s Vested Account Balance attributable to nonelective contributions or to regular matching contributions if: (Choose one or more of (1) through (5) as applicable)
☑	(1) Age/Service conditions. (Choose one or more of a. through d. as applicable):
☑	a. Age. The Participant has attained age 59 1/2.

☐	b. Two-year allocations. The Plan Administrator has allocated the contributions to be distributed for a period of not less than _________ Plan Years before the distribution date. [Note: The minimum number of years is 2.]

☐	c. Five years of participation. The Participant has participated in the Plan for at least ___ Plan Years. [Note: The minimum number of years is 5.]

☐	d. Vested. The Participant is ___% Vested in his/her Account Balance. See Plan Section 5.03(A). [Note: If an Employer makes more than one election under Section 6.01(n)(1), a Participant must satisfy all conditions before the Participant is eligible for the distribution.]
☐	(2) Hardship. The Participant has incurred a hardship in accordance with Plan Section 6.09.

☐	(3) Hardship (safe harbor hardship rule). The Participant has incurred a hardship in accordance with Plan Sections 6.09 and 14.11(A).

☑	(4) Disability. The Participant has incurred a Disability.

☐	(5) Designated condition. The Participant has satisfied the following condition(s): _________.
[Note: Any designated condition(s) must be the same for all Participants, be definitely determinable and not discriminate in favor of Highly Compensated Employees.]
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401 (k) Plan
☑	(o) Participant contributions. Distribution of all or any portion of a Participant’s Account Balance attributable to the following Participant contributions described in Plan Section 4.01: (Choose one of (1), (2) or (3))
☐	(1) All Participant contributions.

☐	(2) Employee contributions only.

☑	(3) Rollover contributions only.
Participant loan default/offset. See Section 6.08 of the Plan.
26. DISTRIBUTION METHOD (6.03). A separated Participant whose Vested Account Balance exceeds $5,000 may elect distribution under one of the following method(s) of distribution described in Plan Section 6.03: (Choose one or more of (a) through (d) as applicable)
☑	(a) Lump sum.

☐	(b) Installments.

☑	(c) Installments for required minimum distributions only.

☐	(d) Annuity distribution option(s): _________. [Note: Any optional method of distribution may not be subject to Employer, Plan Administrator or Trustee discretion.]
27. JOINT AND SURVIVOR ANNUITY REQUIREMENTS (6.04). The joint and survivor annuity distribution requirements of Plan Section 6.04: (Choose one of (a) or (b))
☑	(a) Profit sharing plan exception. Do not apply to a Participant, unless the Participant is a Participant described in Section 6.04(H) of the Plan.

☐	(b) Applicable. Apply to all Participants.
ARTICLE IX
PLAN ADMINISTRATOR — DUTIES WITH RESPECT TO PARTICIPANTS’ ACCOUNTS
28. ALLOCATION OF NET INCOME, GAIN OR LOSS (9.08). For each type of contribution provided under the Plan, the Plan allocates net income, gain or loss using the following method: (Choose one or more of (a) through (e) as applicable)
☑	(a) Deferral contributions/Employee contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.

☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: ______. See Plan Section 14.12.

☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ____% of the contributions made during the following valuation period: ______.

☑	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☑	(b) Matching contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.

☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: ___. See Plan Section 14.12.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401 (k) Plan
☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ____% of the contributions made during the following valuation period: ______.

☑	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☑	(c) Employer nonelective contributions. (Choose one or more of (1) through (5) as applicable)
☑	(1) Daily valuation method. Allocate on each business day of the Plan Year during which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(2) Balance forward method. Allocate using the balance forward method.

☐	(3) Weighted average method. Allocate using the weighted average method, based on the following weighting period: ______. See Plan Section 14.12.

☐	(4) Balance forward method with adjustment. Allocate pursuant to the balance forward method, except treat as part of the relevant Account at the beginning of the valuation period ____% of the contributions made during the following valuation period: ______.

☐	(5) Individual account method. Allocate using the individual account method. See Plan Section 9.08.
☐	(d) Specified method. Allocate pursuant to the following method: ___.
[Note: The specified method must be a definite predetermined formula which is not based on Compensation, which satisfies the nondiscrimination requirements of Treas. Reg. §1.401 (a)(4) and which is applied uniformly to all Participants.]

☐	(e) Interest rate factor. In accordance with Plan Section 9.08(E), the Plan includes interest at the following rate on distributions made more than 90 days after the most recent valuation date: ______.
ARTICLE X
TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
29. INVESTMENT POWERS (10.03). The following additional investment options or limitations apply under Plan Section 10.03: Profit Sharing Contribution is not Participant directed. See Appendix C. [Note: Enter “N/A” if not applicable.]
30. VALUATION OF TRUST (10.15). In addition to the last day of the Plan Year, the Trustee must value the Trust Fund on the following valuation date(s): (Choose one of (a) through (d))
☑	(a) Daily valuation dates. Each business day of the Plan Year on which Plan assets for which there is an established market are valued and the Trustee is conducting business.

☐	(b) Last day of a specified period. The last day of each _________ of the Plan Year.

☐	(c) Specified dates: ____________.

☐	(d) No additional valuation dates.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401(k) Plan
Execution Page
     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: 11/25/06.

Name of Employer: U.S. Global Investors, Inc.

Employer’s EIN: 74-1598370

Signed:	/s/ Susan B. McGee Susan B. McGee, President
[Name/Title]

Name(s) of Trustee:

Bank of Texas, N. A.

Trust EIN (Optional):

Signed:	/s/ Kathleen L. Varner
V. P. & Sr. Trust Officer
[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Name of Custodian (Optional):
N/A

Signed:

[Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.
Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.
Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) effective by substitute Adoption Agreement page number(s).
Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor’s intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 880. Tulsa, OK 74101-0880. 800-285-9559 or 918-588-6573.
© Copyright 2001 Bank of Oklahoma, N. A.

16

U.S. Global Investors, Inc. 401(k) Plan
Execution Page
     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: 11/25/07.

Name of Employer: U.S. Global Investors, Inc.

Employer’s EIN: 74-1598370

Signed:	/s/ Susan B. McGee Susan B. McGee, President
[Name/Title]

Name(s) of Trustee:

Bank of Texas, N. A.

Trust EIN (Optional):

Signed:
[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Name of Custodian (Optional):
N/A

Signed:

[Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.
Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.
Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s)                      effective                                         , by substitute Adoption Agreement page number(s)                     .
Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor’s intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 880, Tulsa, OK 74101-0880. 800-285-9559 or 918-588-6573.
© Copyright 2001 Bank of Oklahoma, N.A.

16

U.S. Global Investors, Inc. 401(k) Plan
Execution Page
     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: Dec 21/06.

Name of Employer: U.S. Global Investors, Inc.

Employer’s EIN: 74-1598370

Signed:	/s/ Frank E. Holmes Frank E. Holmes, CEO
[Name/Title]

Name(s) of Trustee:

Bank of Texas, N. A.

Trust EIN (Optional):

Signed:	/s/ Kathleen L. Varner
V. P. & Sr. Trust Officer
[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Name of Custodian (Optional):
N/A

Signed:

[Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.
Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.
Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s) 3.01(d)(2), 3.03(i) and 3.03(l) effective January 1, 2007, by substitute Adoption Agreement page number(s) 5, 6, 7 & 8.
Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor’s intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 880. Tulsa, OK 74101-0880. 800-285-9559 or 918-588-6573.
© Copyright 2001 Bank of Oklahoma, N. A.

16

U.S. Global Investors, Inc. 401(k) Plan
Execution Page
     The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) has signified its acceptance, on: 29TH OF MAY, 2007 .

Name of Employer: U.S. Global Investors, Inc.

Employer’s EIN: 74-1598370

Signed:	/s/ Frank E. Holmes Frank E. Holmes, CEO
[Name/Title]

Name(s) of Trustee:

Bank of Texas, N. A.

Trust EIN (Optional):

Signed:	/s/ Illegible
Illegible

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Signed:

[Name/Title]

Name of Custodian (Optional):
N/A

Signed:

[Name/Title]
31. Plan Number. The 3-digit plan number the Employer assigns to this Plan for ERISA reporting purposes (Form 5500 Series) is: 002.
Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer’s Plan. The Employer only may use this Adoption Agreement in conjunction with the basic plan document referenced by its document number on Adoption Agreement page one.
Execution for Page Substitution Amendment Only. If this paragraph is completed, this Execution Page documents an amendment to Adoption Agreement Section(s)                      effective                                         , by substitute Adoption Agreement page number(s)                     .
Prototype Plan Sponsor. The Prototype Plan Sponsor identified on the first page of the basic plan document will notify all adopting employers of any amendment of this Prototype Plan or of any abandonment or discontinuance by the Prototype Plan Sponsor of its maintenance of this Prototype Plan. For inquiries regarding the adoption of the Prototype Plan, the Prototype Plan Sponsor’s intended meaning of any Plan provisions or the effect of the opinion letter issued to the Prototype Plan Sponsor, please contact the Prototype Plan Sponsor at the following address and telephone number: P.O. Box 880, Tulsa, OK 74101-0880, 800-285-9559 or 918-588-6573.
© Copyright 2001 Bank of Oklahoma, N. A.

U.S. Global Investors, Inc. 401 (k) Plan
Reliance on Sponsor Opinion Letter. The Prototype Plan Sponsor has obtained from the IRS an opinion letter specifying the form of this Adoption Agreement and the basic plan document satisfy, as of the date of the opinion letter, Code §401. An adopting Employer may rely on the Prototype Sponsor’s IRS opinion letter only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, the Employer must apply for a determination letter to Employee Plans Determinations of the Internal Revenue Service.
© Copyright 2001 Bank of Oklahoma, N. A.

U.S. Global Investors, Inc. 401(k) Plan
APPENDIX A
TESTING ELECTIONS/EFFECTIVE DATE ADDENDUM
32.	The following testing elections and special effective dates apply: (Choose one or more of (a) through (n) as applicable)

☐	(a) Highly Compensated Employee (1.14). For Plan Years beginning after _______, the Employer makes the following election(s) regarding the definition of Highly Compensated Employee:
(1)   ☐   Top paid group election.
(2)   ☐   Calendar year data election (fiscal year plan).
☑	(b) 401(k) current year testing. The Employer will apply the current year testing method in applying the ADP and ACP tests effective for Plan Years beginning after: December 31, 2001. [Note: For Plan Years beginning on or after the Employer’s execution of its “GUST” restatement, the Employer must use the same testing method within the same Plan Year for both the ADP and ACP tests.]

☐	(c) Compensation. The Compensation definition under Section 1.07 will apply for Plan Years beginning after: ______.

☐	(d) Election not to participate. The election not to participate under Section 2.06 is effective: ______.

☐	(e) 401(k) safe harbor. The 401(k) safe harbor provisions under Section 3.01(d) are effective: ______.

☑	(f) Negative election. The negative election provision under Section 3.02(b) is effective: January 1, 2002.

☐	(g) Contribution/allocation formula. The specified contribution(s) and allocation method(s) under Sections 3.01 and 3.04 are effective: ______.

☐	(h) Allocation conditions. The allocation conditions of Section 3.06 are effective: ______.

☐	(i) Benefit payment elections. The distribution elections of Section(s) ______ are effective: ______.

☐	(j) Election to continue pre-SBJPA required beginning date. A Participant may not elect to defer commencement of the distribution of his/her Vested Account Balance beyond the April 1 following the calendar year in which the Participant attains age 70 1/2. See Plan Section 6.02(A).

☐	(k) Elimination of age 70 1/2 in-service distributions. The Plan eliminates a Participant’s (other than a more than 5% owner) right to receive in-service distributions on April 1 of the calendar year following the year in which the Participant attains age 70 1/2 for Plan Years beginning after: ______.

☐	(l) Allocation of earnings. The earnings allocation provisions under Section 9.08 are effective: ______.

☑	(m) Elimination of optional forms of benefit. The Employer elects prospectively to eliminate the following optional forms of benefit: (Choose one or more of (1), (2) and (3) as applicable)
☐	(1) QJSA and QPSA benefits as described in Plan Sections 6.04, 6.05 and 6.06 effective: ______.

☑	(2) Installment distributions as described in Section 6.03 effective: April 1, 2001.

☐	(3) Other optional forms of benefit (Any election to eliminate must be consistent with Treas. Reg. §1.411(d)-4): ______.
☑	(n) Special effective date(s): (1) Section 2.01 Eligibility for profit sharing changed from 1 year to 6 months effective January 1, 2001; (2) Profit Sharing Plan merged into 401 (k) Plan effective January 1, 2002; (3) Trustee changed to Bank of Texas effective April 1, 2001; (4) Section 3.03(q) effective January 1, 2001; (5) Section 1.24 effective July 1, 2000; Section 3.02 is effective January 1, 2002.
          For periods prior to the above-specified special effective date(s), the Plan terms in effect prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special effective date may not result in the delay of a Plan provision beyond the permissible effective date under any applicable law.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401(k) Plan
APPENDIX B
GUST Remedial Amendment Period Elections
33.	The following GUST restatement elections apply: (Choose one or more of (a) through (j) as applicable)

☐	(a) Highly Compensated Employee elections. The Employer makes the following remedial amendment period elections with respect to the Highly Compensated Employee definition:

(1)	1997:	☐	Top paid group election.	☐	Calendar year election.
		☐	Calendar year data election.
(2)	1998:	☐	Top paid group election.	☐	Calendar year data election.
(3)	1999:	☐	Top paid group election.	☐	Calendar year data election.
(4)	2000:	☐	Top paid group election.	☐	Calendar year data election.
(5)	2001:	☐	Top paid group election.	☐	Calendar year data election.
(6)	2002:	☐	Top paid group election.	☐	Calendar year data election.
☑	(b) 401(k) testing methods. The Employer makes the following remedial amendment period elections with respect to the ADP test and the ACP test: [Note: The Employer may use a different testing method for the ADP and ACP tests through the end of the Plan Year in which the Employer executes its GUST restated Plan.]

ADP test						ACP test
(1)	1997:	☑	prior year	☐	current year	1997:	☑	prior year	☐	current year
(2)	1998:	☑	prior year	☐	current year	1998:	☑	prior year	☐	current year
(3)	1999:	☑	prior year	☐	current year	1999:	☑	prior year	☐	current year
(4)	2000:	☑	prior year	☐	current year	2000:	☑	prior year	☐	current year
(5)	2001:	☐	prior year	☑	current year	2001:	☐	prior year	☑	current year
(6)	2002:	☐	prior year	☐	current year	2002:	☐	prior year	☐	current year
☐	(c) Delayed application of SBJPA required beginning date. The Employer elects to delay the effective date for the required beginning date provision of Plan Section 6.02 until Plan Years beginning after: ______.

☑	(d) Model Amendment for required minimum distributions. The Employer adopts the IRS Model Amendment in Plan Section 6.02(E) effective January 1, 2001. [Note: The date must not be earlier than January 1, 2001.]
Defined Benefit Limitation
☐	(e) Code §415(e) repeal. The repeal of the Code §415(e) limitation is effective for Limitation Years beginning after ______. [Note: If the Employer does not make an election under (e), the repeal is effective for Limitation Years beginning after December 31, 1999.]
Code §415(e) limitation. To the extent necessary to satisfy the limitation under Plan Section 3.17 for Limitation Years beginning prior to the repeal of Code §415(e), the Employer will reduce: (Choose one of (f) or (g))
☐	(f) The Participant’s projected annual benefit under the defined benefit plan.

☐	(g) The Employer’s contribution or allocation on behalf of the Participant to the defined contribution plan and then, if necessary, the Participant’s projected annual benefit under the defined benefit plan.
Coordination with top-heavy minimum allocation. The Plan Administrator will apply the top-heavy minimum allocation provisions of Article XII with the following modifications: (Choose (h) or choose (i) or (j) or both as applicable)
☐	(h) No modifications.

☐	(i) For Non-Key Employees participating only in this Plan, the top-heavy minimum allocation is the minimum allocation determined by substituting ______% (not less than 4%) for “3%,” except: (Choose one of (1) or (2))
☐	(1) No exceptions.

☐	(2) Plan Years in which the top-heavy ratio exceeds 90%.
☐	(j) For Non-Key Employees also participating in the defined benefit plan, the top-heavy minimum is: (Choose one of (1) or (2))
☐	(1) 5% of Compensation irrespective of the contribution rate of any Key Employee: (Choose one of a. or b.)
☐	a. No exceptions.

☐	b. Substituting “7 1/2%” for “5%” if the top-heavy ratio does not exceed 90%.
☐	(2) 0%. [Note: The defined benefit plan must satisfy the top-heavy minimum benefit requirement for these Non-Key Employees.]
Actuarial assumptions for top-heavy calculation. To determine the top-heavy ratio, the Plan Administrator will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan: ______.
© Copyright 2001 Bank of Oklahoma, N.A.

U.S. Global Investors, Inc. 401(k) Plan
CHECKLIST OF EMPLOYER INFORMATION
AND EMPLOYER ADMINISTRATIVE ELECTIONS
Commencing with the 2002 Plan Year
     The Prototype Plan permits the Employer to make certain administrative elections not reflected in the Adoption Agreement. This form lists those administrative elections and provides a means of recording the Employer’s elections. This checklist is not part of the Plan document.
34.	Employer Information.

U.S. Global Investors, Inc. [Employer Name]
7900 Callaqhan Rd. [Address]
San Antonio, Texas 78229 [City, State and Zip Code]	1-800-USFUNDS [Telephone Number]
35.	Form of Business.

(a)	☑	Corporation	(b)	☐	S Corporation
(c)	☐	Limited Liability Company	(d)	☐	Sole Proprietorship
(e)	☐	Partnership	(f)	☐	______
36.	Section 1.07(F) — Nondiscriminatory definition of Compensation. When testing nondiscrimination under the Plan, the Plan permits the Employer to make elections regarding the definition of Compensation. [Note: This election solely is for purposes of nondiscrimination testing. The election does not affect the Employer’s elections under Section 1.07 which apply for purposes of allocating Employer contributions and Participant forfeitures.]
(a)   ☑   The Plan will “gross up” Compensation for Elective Contributions.
(b)   ☐   The Plan will exclude Elective Contributions.
37.	Section 4.04 - Rollover contributions.
     (a)   ☑   The Plan accepts rollover contributions.
     (b)   ☐   The Plan does not accept rollover contributions.
38.	Section 8.06 — Participant direction of investment/404(c). The Plan authorizes Participant direction of investment with Trustee consent. If the Trustee permits Participant direction of investment, the Employer and the Trustee should adopt a policy which establishes the applicable conditions and limitations, including whether they intend the Plan to comply with ERISA §404(c).
(a)   ☑   The Plan permits Participant direction of investment and is a 404(c) plan.
(b)   ☐   The Plan does not permit Participant direction of investment or is a non-404(c) plan.
39.	Section 9.04[A] — Participant loans. The Plan authorizes the Plan Administrator to adopt a written loan policy to permit Participant loans.
(a)   ☑   The Plan permits Participant loans subject to the following conditions:
(1)    ☑   Minimum loan amount: $1000.
(2)    ☑   Maximum number of outstanding loans: 1.
(3)    ☑   Reasons for which a Participant may request a loan:
a.    ☑   Any purpose.
b.    ☐   Hardship events.
c.    ☐   Other: ______.
(4)   ☑   Suspension of loan repayments:
a.   ☐   Not permitted.
b.   ☑   Permitted for non-military leave of absence.
c.   ☑   Permitted for military service leave of absence.
(5)   ☑   The Participant must be a party in interest.
   (b)   ☐   The Plan does not permit Participant loans.
40.	Section 11.01 — Life insurance. The Plan with Employer approval authorizes the Trustee to acquire life insurance.
(a)   ☐   The Plan will invest in life insurance contracts.
(b)   ☑   The Plan will not invest in life insurance contracts.
41.	Surety bond company: ______. Surety bond amount. $______
© Copyright 2001 Bank of Oklahoma, N.A.

EGTRRA
AMENDMENT TO THE
U.S. GLOBAL INVESTORS, INC.
401(K) PLAN

EGTRRA —	U.S. Global Investors, Inc. 401(k) Plan
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS
The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.
Unless the employer elects otherwise in this Article II, the following defaults apply:
1)	The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).

2)	Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3)	The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.

4)	Catch-up contributions will be allowed.

5)	For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).
2.1	Vesting Schedule for Matching Contributions

If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage

2	20%
3	40%
4	60%
5	80%
6	100%
If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.
In lieu of the above vesting schedule, the employer elects the following schedule:
a.	☐	3 year cliff (a participant’s accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant’s completion of three years of vesting service).

b.	☐	6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).

c.	☐	Other (must be at least as liberal as a. or the b. above):
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EGTRRA —	U.S. Global Investors, Inc. 401(k) Plan

Years of vesting service	Nonforfeitable percentage
%
%
%
%
%
The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.
d.	☐	The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).
2.2	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only). If the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.
a.	☐	Rollover contributions will not be excluded.

b.	☐	Rollover contributions will be excluded only with respect to distributions made after ________. (Enter a date no earlier than December 31, 2001.)

c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after . (Enter a date. The date may be earlier than December 31, 2001.)
2.3	Suspension period of hardship distributions. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.
☐	With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.
2.4	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions (Article VI) unless the option below is elected.
☐	The plan does not permit catch-up contributions to be made.
2.5	For target benefit plans only: The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.
☐	The increased compensation limit will not apply to years prior to 2002.
ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS
3.1	Applicability. This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2	Vesting schedule. A participant’s accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.
ARTICLE IV
INVOLUNTARY CASH-OUTS
4.1	Applicability and effective date. If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the preceding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s
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EGTRRA —	U.S. Global Investors, Inc. 401 (k) Plan
nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.
ARTICLE V
HARDSHIP DISTRIBUTIONS
5.1	Applicability and effective date. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401 (k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2	Suspension period following hardship distribution. A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.
ARTICLE VI
CATCH-UP CONTRIBUTIONS
Catch-up Contributions. Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.
ARTICLE VII
INCREASE IN COMPENSATION LIMIT
Increase in Compensation Limit. The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.
ARTICLE VIII
PLAN LOANS
Plan loans for owner-employees or shareholder-employees. If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.
ARTICLE IX
LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)
9.1	Effective date. This Section shall be effective for limitation years beginning after December 31, 2001.

9.2	Maximum annual addition. Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant’s account under the plan for any limitation year shall not exceed the lesser of:
a.	$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b.	100 percent of the participant’s compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.
The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401 (h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.
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EGTRRA —	U.S. Global Investors, Inc. 401 (k) Plan
ARTICLE X
MODIFICATION OF TOP-HEAVY RULES
10.1	Effective date. This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(c) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2	Determination of top-heavy status.

10.2.1	Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year that includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2	Determination of present values and amounts. This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.
a.	Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting “5-year period” for “1-year period.”
b.	Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.
10.3	Minimum benefits.
10.3.1	Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401 (m) of the Code.

10.3.2	Contributions under other plans. The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.
ARTICLE XI
DIRECT ROLLOVERS
11.1	Effective date. This Article shall apply to distributions made after December 31, 2001.

11.2	Modification of definition of eligible retirement plan. For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3	Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.
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EGTRRA —	U.S. Global Investors, Inc. 401 (k) Plan
11.4	Modification of definition of eligible rollover distribution to include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.
ARTICLE XII
ROLLOVERS FROM OTHER PLANS
Rollovers from other plans. The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.
ARTICLE XIII
REPEAL OF MULTIPLE USE TEST
Repeal of Multiple Use Test. The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.
ARTICLE XIV
ELECTIVE DEFERRALS
14.1	Elective Deferrals — Contribution Limitation. No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

14.2	Maximum Salary Reduction Contributions for SIMPLE plans. If this is a SIMPLE 401 (k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.
ARTICLE XV
SAFE HARBOR PLAN PROVISIONS
Modification of Top-Heavy Rules. The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of a cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401 (m)(11) of the Code are met.
ARTICLE XVI
DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT
16.1	Effective date. This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.
16.2	New distributable event. A participant’s elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant’s severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.
This amendment has been executed this 25th day of November, 2007.
Name of Employer: U.S. Global Investors, Inc.

By:	/s/ Susan B. McGee
EMPLOYER

Name of Plan: U.S. Global Investors, Inc. 401 (k) Plan
© Copyright 2001 Bank of Oklahoma, N.A.

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APPENDIX C
TO SECTION 10.03
ADOPTION AGREEMENT #005
NONSTANDARDIZED CODE § 401(K) PROFIT SHARING PLAN
Additional Provisions Concerning
Qualifying Employer Securities
     The following additional provisions concerning qualifying Employer securities are included as part of the Adoption Agreement completed by the Employer, US Global Investors, Inc., in accordance with Section 10.03 of the Adoption Agreement.
(A) Common Stock as Qualifying Employer Securities. The Investment options in Section 10.03 of the Plan include the ability to invest in “qualifying employer securities”, as defined in Section 407(d)(5) of ERISA, which specifically includes the common stock of the Employer, US Global Investors, Inc. (hereinafter referred to as “Common Stock”). The Trustee is expressly authorized to invest so much of the Trust Fund (up to (100% thereof as provided in Section 10.03(F) of the Plan Document) in Common Stock as is necessary to invest all contributions in Common Stock in accordance with the directions of the Employer, Participants and/or the Plan Administrator under Section 10.03[A] of the Plan. Purchases of Common Stock shall be on the open market, in a private placement or from the Employer. In making purchases of Common Stock on the open market, the Trustee shall exercise its discretion with respect to the timing of such purchases and the determination of the average price assigned to share of Common Stock purchased over such period of time, as the Trustee deems appropriate. If the Trustee is an officer, director or affiliate of the Employer, any purchase of Common Stock on the open market shall be effected in accordance with the provisions of Rule 10b-18 of the Securities Exchange Act of 1934, as amended.

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     Any contribution by the Employer required or permitted under the Plan may be made in Common Stock in accordance with Section 3.01 of the Plan. If Common Stock is purchased or transferred in-kind from the Employer, the sales price (or value, if the Common Stock is contributed in-kind) shall be no greater than the lesser of, as reported on the National Association of Securities Dealers Automated Quotation System or other national securities exchange registered with the United States Securities and Exchange Commission, (i) the closing price of the Common Stock on the trading day immediately preceding the date the Common Stock is acquired by the Plan, or (ii) the average of the closing prices of the Common Stock for the twenty (20) consecutive trading days immediately preceding the date as of which the Common Stock is acquired by the Plan. No commissions or other fees shall be payable with respect to any transaction with the Employer.
(B) Voting of Common Stock. At the time of mailing of notice of each annual or special stockholders’ meeting, the Employer or it soliciting agent shall send a copy of such notice and all proxy solicitation materials to each Participant, together with a voting instruction form for return to the Trustee or its designee. Such form shall provide the number of full and fractional shares of Common Stock allocated to such Participant’s Account. For this purpose, the number of shares of Common Stock deemed “allocated” to any Participant’s Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustment of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer or its soliciting agent shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.
     Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to vote that number of shares of Common Stock allocated to such Participant’s

2

Accounts. Instructions from a Participant to the Trustee concerning the voting of Common Stock shall be communicated in writing, or by Datagram or similar means. Upon its receipt of such instructions, the Trustee shall vote such shares of Common Stock as instructed by the Participant.
     Any instructions or other communication by a Participant to the Trustee concerning any voting matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee nor to any other person, except as required by law.
(C) Tender Offers for Common Stock. Upon commencement of a tender offer for Common Stock, the employer shall notify each Participant of such tender offer. The Employer shall utilize its best efforts to distribute or cause to be distributed to each Participant all such information as is distributed to holders of Common Stock in connection with such tender offer and shall provide a means by which each Participant can confidentially instruct the Trustee concerning the Common Stock allocated to such Participant’s Accounts. For this purpose, the number of shares of Common Stock deemed “allocated” to any Participant’s Accounts shall be determined as of the most recent preceding allocation date for which allocation to and adjustments of Accounts has been completed in accordance with Section 14.06 of the Plan. The Employer shall provide the Trustee with a copy of all materials provided to Participants and shall certify to the Trustee that all such materials have been mailed or otherwise sent to all Participants.
     Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any or all of the Common Stock then allocated to such Participant’s Accounts. Instructions from a Participant to the Trustee concerning the tender of Common Stock shall be communicated in writing, or by Datagram or similar means. The trustee shall respond to the tender offer with respect to such Common Stock as instructed by

3

the Participant. The trustee shall not tender Common Stock then allocated to a Participant’s Accounts for which it has received no instructions from the Participant.
     The Trustee shall tender that number of shares of Common Stock not then allocated to Participants’ Accounts which is determined by multiplying the total number of shares of Common Stock not then allocated to Participants’ Accounts by a fraction, the numerator of which is the number of shares of Common Stock then allocated to Participants’ Accounts for which the Trustee has received instructions from Participants to tender (and such instructions have not been withdrawn as of the date of determination) and the denominator of which is the total number of shares of Common Stock then allocated to Participants’ Accounts.
     A Participant who has directed the Trustee to tender any or all of the shares of Common Stock credited to such Participant’s Accounts may, at any time prior to the tender offer withdrawal deadline, instruct the Trustee to withdraw, and the Trustee shall withdraw, such shares from the tender offer prior to the tender offer withdrawal deadline. Prior to such withdrawal deadline, if any Common Stock not credited to Participants’ Accounts has been tendered, the Trustee shall redetermine the number of shares of Common Stock which would be tendered if the date of such withdrawal were the date of determination as described in the immediately preceding paragraph, and withdraw the number of shares of Common Stock not credited to Participants’ Accounts to the number so redetermined. A Participant shall not be limited as to the number of instructions to tender or withdraw that the Participant may give to the Trustee.
     As instruction by a Participant to the Trustee to tender the shares of Common Stock credited to such Participant’s Accounts shall not be considered a written election by the participant to withdraw, or have distributed, any or all of his Accounts which are subject to withdrawal. The Trustee shall advise the Plan Administrator to credit, to the Participant’s Accounts from which the tendered shares were taken, the proceeds received by the Trustee in exchange for the shares of Common Stock, if any, so tendered from each such Account.

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     Any instruction or other communication by a Participant to the Trustee concerning any tender offer matter shall be held in confidence by the Trustee and shall not be divulged to the Employer or to any officer or employee thereof not to any other person, except as required by law.
(D) Distribution of Accrued Benefits. A Participant’s Accrued Benefit payable under Article VI shall be distributed entirely in cash, or, if distributed as a lump sum and if elected by the Participant (or his beneficiary), in whole shares of Common Stock to the extent the Participant’s Accrued Benefit is invested in Common Stock at the date of such election, with the balance of his Accrued Benefit distributed in cash. To reduce any Common Stock to cash, the Trustee my sell such Common Stock on the open market or to the Employer. The proceeds of such sales of Common Stock shall be included in such Participant’s Accrued Benefit payable. In making sales of Common Stock on the open market, the Trustee shall exercise its discretion with respect to the timing of such sales. If Common Stock is sold to the Employer, the sales price shall be determined in the manner set forth in subsection (A) above for determining the price of Common Stock purchased from the Employer. No commission or other fees shall be payable with respect to any transaction with the Employer.

By:	/s/ Susan B. McGee
	Name:	Susan B. McGee
	Title:	President

5

DC — Sponsor
POST-EGTRRA
AMENDMENT TO THE
BANK OF OKLAHOMA, N.A.
DEFINED CONTRIBUTION PROTOTYPE PLAN & TRUST

DC — Sponsor
BANK OF OKLAHOMA, N.A.
POST-EGTRRA AMENDMENT
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRC §401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.3	Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsor hereby adopts this amendment on behalf of all adopting employers.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS
The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.
Unless the employer elects otherwise in this Article II, the following defaults apply:
1.	If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

2.	For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (If the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

3.	The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

4.	Amounts that are “deemed 125 compensation” are not included in the definition of compensation.
2.1	Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan it subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant’s nonforfeitable account balance for purposes of the plan’s involuntary cash-out rules.
a.	☐	Rollover contributions will not be excluded.

b.	☐	Rollover contributions will be excluded only with respect to distributions made after _________ (Enter a date no earlier than December 31, 2001).

c.	☐	Rollover contributions will only be excluded with respect to participants who separated from service after _________. (Enter a date. The date may be earlier than December 31, 2001.)
2.2	Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
a.	☐	The plan does not permit catch-up contributions to be made,

b.	☐	Catch-up contributions are permitted effective as of: ___________________ (enter a date no earlier than January 1, 2002).

DC — Sponsor
And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.
c.	☐	Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.
2.3	Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.
a.	Effective date. Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.
☐	This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after _____________________ (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).
b.	Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.
Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant’s (or, if applicable, surviving spouse’s) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and 6.4.2 of this amendment and, if applicable, the elections in Section 2.3.c of this amendment below.
☐	The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.
c.	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.
☐ If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant’s entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.
If the above is elected, then this election will apply to:

1. ☐ All distributions,

2. ☐ The following distributions: _______________________.
d.	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.
☐ A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.
2.4	Deemed 125 compensation. Article VII of this amendment shall not apply unless otherwise elected below.

DC — Sponsor
☐ Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after _____________________ (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).
ARTICLE III
INVOLUNTARY CASH-OUTS
3.1	Applicability and effective date. If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

3.2	Rollovers disregarded in determining value of account balance for involuntary distributions. For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant’s nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant’s nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant’s entire nonforfeitable account balance.
ARTICLE IV
HARDSHIP DISTRIBUTIONS
Reduction of Section 402(g) of the Code following hardship distribution. If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.
ARTICLE V
CATCH-UP CONTRIBUTIONS
Catch-up Contributions. Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.
If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.
ARTICLE VI
REQUIRED MINIMUM DISTRIBUTIONS
6.1	GENERAL RULES

6.1.1	Effective Date. Unless a later effective date is specified in Section 2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2	Coordination with Minimum Distribution Requirements Previously in Effect. If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this

DC — Sponsor
amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3	Precedence. The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4	Requirements of Treasury Regulations Incorporated. All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5	TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2	TIME AND MANNER OF DISTRIBUTION.

6.2.1	Required Beginning Date. The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s required beginning date.

6.2.2	Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows;
(a) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(d) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as If the surviving spouse were the Participant.

For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant’s required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant’s required beginning date (or to the Participant’s surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.
6.2.3	Forms of Distribution. Unless the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first Distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

DC — Sponsor
6.3	REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANTS LIFETIME

6.3.1	Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant’s lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a) the quotient obtained by dividing the Participant’s account, balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s age as of the Participant’s birthday in the distribution calendar year; or

(b) if the participant’s sole designated beneficiary for the distribution calendar year is the Participant’s spouse, the quotient obtained by dividing the Participant’s account balance by the number in the Joint and Last Survivor Table set form in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant’s and spouse’s attained ages as of the Participant’s and spouse’s birthdays in the distribution calendar year.

6.3.2	Lifetime Required Minimum Distributions Continue Through Year of Participant’s Death. Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant’s date of death.

6.4	REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT’S DEATH

6.4.1	Death On or After Date Distributions Begin.
(a) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant’s designated beneficiary, determined as follows:
(1) The Participant’s remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year..
(2) If the Participant’s surviving spouse is the Participant’s sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant’s death using the surviving spouse’s age as of the spouse’s birthday in that year. For distribution calendar years after the year of the surviving spouse’s death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse’s birthday in the calendar year of the spouse’s death, reduced by one for each subsequent calendar year.
(3) If the Participant’s surviving spouse is not the Participant’s sole designated beneficiary, the designated beneficiary’s remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant’s death, reduced by one for each subsequent year.
(b) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year-after the year of the Participant’s death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the Participant’s remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2	Death Before Date Distributions Begin.

(a) Participant Survived by Designated Beneficiary. Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant’s death is the quotient obtained by dividing the Participant’s account balance by the remaining life expectancy of the Participant’s designated beneficiary, determined as provided in Section 6.4.1.

(b) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant’s death,

DC — Sponsor
distribution of the Participant’s entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(c) Death of Surviving Same Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant’s surviving spouse is the Participant’s sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5	DEFINITIONS

6.5.1	Designated beneficiary. The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

6.5.2	Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant’s death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participants required beginning date. For distributions beginning after the Participant’s death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant’s first distribution calendar year will be made on or before the Participant’s required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant’s required beginning,date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3	Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

6.5.4	Participant’s account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5	Required beginning date. The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.
ARTICLE VII
DEEMED 125 COMPENSATION
If elected, this Article shall apply as of the effective date specified in Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

DC — Sponsor
Except will respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on September 30, 2003.

Sponsor Name: Bank of Oklahoma, N.A.
By:	/s/ JoAnn Schaub
JoAnn Schaub, Senior Vice President

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.
This amendment has been executed this                        day of                                            ,                      .
Name of Plan:

Name of Employer:

By:

                    EMPLOYER
Name of Participating Employer:

By:

                    PARTICIPATING EMPLOYER

Sponsor — automatic IRA rollover
MANDATORY DISTRIBUTION AMENDMENT
(Code Section 401(a)(31)(B))
ARTICLE I
APPLICATION OF AMENDMENT
1.1	Effective Date. Unless a later effective date is specified in Article III of this Amendment, the provisions of this Amendment will apply with respect to distributions made on or after March 28, 2005.

1.2	Precedence. This Amendment supersedes any inconsistent provision of the Plan.

1.3	Adoption by prototype sponsor. Except as otherwise provided herein, pursuant to authority granted by Section 5.01 of Revenue Procedure 2000-20, the sponsoring organization of the prototype hereby adopts this amendment on behalf of all adopting employers.
ARTICLE II
DEFAULT PROVISION: AUTOMATIC ROLLOVER
OF AMOUNTS OVER $1,000
Unless the Employer otherwise elects in Article III of this Amendment, the provisions of the Plan concerning mandatory distributions of amounts not exceeding $5,000 are amended as follows:
     In the event of a mandatory distribution greater than $1,000 that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.
ARTICLE III
EMPLOYER’S ALTERNATIVE ELECTIONS
3.1	( )	Effective Date of Plan Amendment

This Amendment applies with respect to distributions made on or after (may be a date later than March 28, 2005, only if the terms of the Plan already comply with Code Section 401(a)(31)(B)).

3.2	( )	Election to apply Article II of this Amendment to distributions of $1,000 or less.

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows:

In the event of a mandatory distribution that is made in accordance with the provisions of the Plan providing for an automatic distribution to a Participant without the Participant’s consent, if the Participant does not elect to have such distribution paid directly to an “eligible retirement plan” specified by the Participant in a direct rollover (in accordance with the direct rollover provisions of the Plan) or to receive the distribution directly, then the Administrator shall pay the distribution in a direct rollover to an individual retirement plan designated by the Administrator.

Sponsor — automatic IRA rollover
3.3	( )	Election to reduce or eliminate mandatory distribution provisions of Plan (may not be elected if 3.2 above is elected)

In lieu of the default provision in Article II of this Amendment, the provisions of the Plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, are modified as follows (choose a, b, or c below):
a.	( )	No mandatory distributions. Participant consent to the distribution now shall be required before the Plan may make the distribution.

b.	( )	Reduction of $5,000 threshold to $1.000. The $5,000 threshold in such provisions is reduced to $1,000 and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).

c.	( )	Reduction of $5,000 threshold to amount less than $1,000. The $5,000 threshold in such provisions is reduced to $ (enter an amount less than $1,000) and the value of the Participant’s interest in the Plan for such purpose shall include any rollover contributions (and earnings thereon) within the meaning of Code Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16).
Except with respect to any election made by the employer in Article III, this Amendment is hereby adopted by the prototype sponsoring organization on behalf of all adopting employers on April 19, 2005.
Sponsor Name: Bank of Oklahoma, N.A.

By:	/s/ JoAnn G. Schaub
Senior Vice President

NOTE: The employer only needs to execute this Amendment if the employer has made an election in Article III herein.
This amendment is executed as follows:
Name of Plan:
Name of Employer:
By:                                          Date:
       EMPLOYER

Roth amendment
ROTH 401(k) AMENDMENT
ARTICLE I
PREAMBLE
1.1	Adoption and effective date of amendment. This amendment of the Plan is adopted to reflect Code Section 402A, as enacted by the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of Code Section 402A and guidance issued thereunder, and this amendment shall be interpreted in a manner consistent with such guidance. This amendment shall be effective as of the date selected below.

1.2	Supersession of inconsistent provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.
ARTICLE II
ADOPTION AGREEMENT ELECTIONS
2.1	Effective Date. Roth Elective Deferrals are permitted under the Plan as of January 1, 2006 (Enter a date no earlier than January 1,2006).

2.2	Hardship Distributions. If the Plan permits hardship distributions of Elective Deferrals, may a Participant receive a hardship distribution of Roth Elective Deferrals?
a.	☐	N/A. The Plan does not permit hardship distributions of Elective Deferrals.

b.	☑	No, Roth Elective Deferrals may not be withdrawn for a hardship.

c.	☐	Yes, Roth Elective Deferrals may be withdrawn for a hardship subject to the same conditions that apply to Pre-tax Elective Deferrals.
2.3	In-Service Distributions. If the Plan permits in-service distributions, other than hardship distributions, may a Participant receive an in-service distribution of the Participant’s Roth Elective Deferral account?
a.	☐	N/A. The Plan does not permit in-service distributions (other than hardship distributions, if otherwise permitted).

b.	☑	No, the Roth Elective Deferral account may not be withdrawn as part of an in-service distribution.

c.	☐	Yes, a Participant may receive an in-service distribution from the Roth Elective Deferral account subject to the following conditions (select only one):
1.	☐	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account.

2.	☐	The distribution must satisfy the same conditions that apply to in-service distributions from the Pre-tax Elective Deferral account and the distribution must be a “qualified distribution” within the meaning of Code Section 402A(d)(2).
ARTICLE III
ROTH ELECTIVE DEFERRALS
3.1	Roth Elective Deferrals are permitted. The Plan’s definitions and terms shall be amended as follows to allow for Roth Elective Deferrals as of the effective date entered at 2.1. Roth Elective Deferrals shall be treated in the same manner as Elective Deferrals for all Plan purposes except as provided in Article II of this amendment. The Employer may, in operation, implement deferral election procedures provided such procedures are communicated to Participants and permit Participants to modify their elections at least once each Plan Year.

3.2	Elective Deferrals. For years beginning after 2005, the term “Elective Deferrals” includes Pre-tax Elective Deferrals and Roth Elective Deferrals.

3.3	Pre-Tax Elective Deferrals. “Pre-Tax Elective Deferrals” means a Participant’s Elective Deferrals which are not includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Pre-Tax Elective Deferrals by the Participant in his or her deferral election. A Participant’s Pre-Tax Elective Deferrals will be separately accounted for, as will gains and losses attributable to those Pre-Tax Elective Deferrals.

3.4	Roth Elective Deferrals. “Roth Elective Deferrals” means a Participant’s Elective Deferrals that are includible in the Participant’s gross income at the time deferred and have been irrevocably designated as Roth Elective Deferrals by the Participant in his or her deferral election. A Participant’s Roth Elective Deferrals will be separately accounted for, as

Roth amendment
will gains and losses attributable to those Roth Elective Deferrals. However, forfeitures may not be allocated to such account. The Plan must also maintain a record of a Participant’s investment in the contract (i.e., designated Roth contributions that have not been distributed). Roth Elective Deferrals are not considered Employee Contributions for Plan purposes.

3.5	Ordering Rules for Distributions. The Administrator operationally may implement an ordering rule procedure for withdrawals (including, but not limited to, hardship or other in-service withdrawals) from a Participant’s accounts attributable to Pre-Tax Elective Deferrals or Roth Elective Deferrals. Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.

3.6	Corrective distributions attributable to Roth Elective Deferrals. For any Plan Year in which a Participant may make both Roth Elective Deferrals and Pre-Tax Elective Deferrals, the Administrator operationally may implement an ordering rule procedure for the distribution of Excess Deferrals (Code Section 402(g)), Excess Contributions (Code Section 401(k)), Excess Aggregate Contributions (Code Section 401(m)), and Excess Annual Additions (Code Section 415). Such ordering rules may specify whether the Pre-Tax Elective Deferrals or Roth Elective Deferrals are distributed first, to the extent such type of Elective Deferrals was made for the year. Furthermore, such procedure may permit the Participant to elect which type of Elective Deferrals shall be distributed first.

3.7	Loans. If Participant loans are permitted under the Plan, then the Administrator may modify the loan policy or program to provide limitations on the ability to borrow from, or use as security, a Participant’s Roth Elective Deferral account. Similarly, the loan policy or program may be modified to provide for an ordering rule with respect to the default of a loan that is made from the Participant’s Roth Elective Deferral account and other accounts under the Plan.

3.8	Operational Compliance. The Plan Administrator will administer Roth Elective Deferrals in accordance with applicable regulations or other binding authority not reflected in this amendment. Any applicable regulations or other binding authority shall supersede any contrary provisions of this amendment
This amendment has been executed effective this 1 day of January, 2006.
Name of Plan: U.S. GLOBAL INVESTORS, INC. 401(k) PLAN
Name of Employer: U.S. GLOBAL INVESTORS, INC.

By:	/s/ Frank E. Holmes EMPLOYER	Date signed: Jan 4/06